UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2012

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-14795	Not applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor

31 Queen Street

Hamilton, Bermuda HM 11

(Address of principal executive offices, including zip code)

(441) 296-8560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 23, 2012, the Registrant held its 2012 Annual Meeting of Shareholders. At the meeting, the Shareholders voted on the election of directors, Say-on-Pay, approval of the performance goals under the Registrant’s 2007 Incentive Stock Plan and the appointment of BDO USA LLP as the Registrant’s independent registered public accountants. The results of the voting were as follows:

Election of Directors:

Name	For	Percentage	Withheld	Percentage
Cody W. Birdwell	6,379,162	95.37%	306,855	4.58%
Steven L. Groot	6,553,564	97.98%	132,453	1.98%

Approve by a Non-Binding Vote the Executive Compensation:

For	Percentage	Against	Percentage	Abstain	Percentage
6,552,529	97.98%	126,930	1.89%	8,758	0.13%

Approve the performance goals in the 2007 Incentive Stock Plan:

For	Percentage	Against	Percentage	Abstain	Percentage
6,195,533	92.63%	483,948	7.23%	8,736	0.13%

Appointment of BDO USA LLP as Independent Registered Public Accountants:

For	Percentage	Against	Percentage	Abstain	Percentage
8,578,941	97.26%	240,322	2.72%	800	0.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant

Date: July 24, 2012	By:	/s/ Stephen R. Crim
Stephen R. Crim, President & CEO